UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200, Plano, TX		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 987-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.66 2/3	DIOD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company  ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Diodes Incorporated (the “Company”) with the Securities and Exchange Commission (the “Commission”) on December 4, 2020 (the “Original 8-K”), regarding the completion of the acquisition (the “Acquisition”) of Lite-On Semiconductor Corporation (“LSC”).

The Company is filing this amendment to provide unaudited pro forma financial information required to be filed under Item 9.01 of Form 8-K in connection with the Acquisition.  We are also providing LSC’s unaudited consolidated financial statements for the nine months  ended September 30, 2020 and September 30, 2019.

(b) Pro forma financial information.

The following pro forma financial information and related notes are filed herewith as Exhibit 99.1:

•	Unaudited pro forma condensed combined balance sheet as of September 30, 2020 and accompanying explanatory notes;

•	Unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2020 and accompanying explanatory notes; and

•	Unaudited pro forma condensed combined statement of operations for the twelve months ended December 31, 2019 and accompanying explanatory notes.

The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what the Company’s financial position or results of operations actually would have been had the Company completed the Acquisition as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the consolidated company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma financial information
99.2	Unaudited Lite-On Semiconductor Corporation and Subsidiaries Consolidated Financial Statements for the Nine Months Ended September 30, 2020 and September 30, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2021	DIODES INCORPORATED

	By	/s/ Brett R. Whitmire
Brett R. Whitmire
Chief Financial Officer